VOLUMETRIC FUND, INC.
                  87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                         (914) 623-7637 - (800) 541-3863


Dear Shareholder:                                               April 12, 1996

         You are cordially invited to attend the annual meeting of shareholders at 8:00 p.m. on Thursday evening, May 16, 1996 at the Comfort Inn in Nanuet, New York.

         A proxy is enclosed with the notice of meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to attend the meeting, we would appreciate it if you would sign and date the proxy and return it to us promptly in the enclosed envelope. Since desserts and refreshments will be served at the meeting, please indicate on the proxy if you plan to attend.

         I look forward to seeing you at the meeting.



                                                    Sincerely,

                                                    /s/ Gabriel J. Gibs

                                                    Gabriel J. Gibs
                                                    Chairman and President



                              VOLUMETRIC FUND, INC.
                    Notice of Annual Meeting of Shareholders
                                  May 16, 1996

         The Annual Meeting of shareholders of Volumetric Fund, Inc., a New York Corporation, will be held at the Comfort Inn, 425 East Route 59, Nanuet, New York, Thursday, May 16, 1996, at 8:00 p.m., Eastern Standard Time, for the purpose of:

         1. To elect eleven (11) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

         2. To consider and act upon the selection of the firm of Feuer & Orlando, CPA'S, L.L.P., as independent auditors of the Fund;

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on Friday, March 29, 1996 will be entitled to receive this notice and to vote at the meeting.


                                         By Order of the Board of Directors


                                         /s/ Irene J. Zawitkowski

Pearl River, New York                    Irene J. Zawitkowski
April 12, 1996                           Executive Vice President and Secretary


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.


DIRECTIONS
         Take Palisades Interstate Parkway to exit 8W to Rt. 59 West.
Make U-turn and proceed eastbound on Route 59 to Comfort Inn.
The Inn is located at the southwest corner of  Palisades Parkway and Route 59.


         Please call the Fund or the Inn at (914) 623-6000, if additional directions are needed.

                              VOLUMETRIC FUND, INC.
                  87 Violet Drive, Pearl River, New York 10965

                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 1996


         The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held on May 16, 1996, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a shareholder who has signed the proxy does not alone revoke the proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

         At the Annual Meeting shareholders will be asked to:

         1. To elect eleven (11) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

         2. To consider and act upon the selection of Feuer & Orlando, CPA'S, L.L.P., as independent auditors of the Fund;

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business day on Friday, March 29, 1996, will be entitled to receive this notice and to vote at the meeting. Each share of stock is entitled to one vote.

         At the close of business day on March 29, 1996, the Fund had outstanding 783,933 shares of common stock. The Fund had no beneficial owners of Common Stock owning more than 5% of the outstanding shares.

1. ELECTION OF DIRECTORS

         Eleven directors are to be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all of the nominees will be voted for the election of directors of named person named on the subsequent page, all of whom except Richard
Friedenberg and Stephen Samitt, are currently directors. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to expect that any nominee will not be a candidate at the meeting.

         During 1995, directors who are not salaried employees of Volumetric Advisers, Inc., received a fee of $100, which included travel expenses, for each meeting of Board of Directors attended. This fee was paid by Volumetric Advisers.

         Nominated directors as a group beneficially owned 48,956 shares or 6.24% of the outstanding Common Stock on March 29, 1996. This does not include shares beneficially owned by spouses, children or other relatives of directors. However, it does include directors' joint accounts with spouses and custodian accounts for their minors.

         The information on the next page for each nominee concerning occupation for the past 5 years and age has been furnished to the Fund by the individuals named. Each nominee who is deemed an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.



     Director                                      Occupation                                        Age     Director      Shares
                                                                                                             Since(1)      Owned


William P. Behrens*(2)           Chairman and CEO, Ernst & Company, a member of New York,            57        1987          296
                                 American and other stock exchanges. Mr. Behrens is also an
                                 American Stock Exchange Official.
Michael Borhegyi                 Commercial Sales Representative, Anchors Away Realty.               63        1993       10,244
Jeffrey J. Castaldo              Executive Director, Capelli Associates, a commercial real estate    34        1994        1,163
                                 development and management company.
Richard C. Friedenberg           President, 21st Century Group, a marketer of non-food products to   62                    6,560
                                 the retail trade.
Gabriel J. Gibs*(3)              Founder, Chairman and President of the Fund since 1978. Mr.         59        1978       11,859
                                 Gibs is also President of Volumetric Advisers, Inc., the Fund's investment adviser.
Robert J. McKenna                Retired in 1994 as President and Chief Operating Officer of         59        1994        1,166
                                 National Car Rental Systems.
Stephen J. Samitt                Partner, Tait, Weller & Baker, a full service public accounting     54                    7,455
                                 firm..
David L. Seidenberg*(4)          Vice President of Davos Chemical Company. Mr. Seidenberg is         49        1983        7,477
                                 also Treasurer of the Fund.
Raymond W. Sheridan              Partner, Sheridan Associates. Insurance and Real Estate Brokers.    45        1995          653
Frank J. Wuertz*                 Director of Communications, Lonza Inc., an international            49        1980          624
                                 chemical manufacturer. Mr. Wuertz is also Vice President of the
                                 Fund.
Irene J. Zawitkowski*            Executive Vice President, Secretary and Assistant Portfolio         43        1978        1,409
                                 Manager of the Fund. Ms. Zawitkowski is also Vice President of
                                 Volumetric Advisers.



(1) Prior to 1986 the Fund was a limited partnership. It was supervised, controlled and managed by its general partners.
(2) Ernst & Company and the Fund's adviser have an agreement regarding the distribution of the Fund's shares. Ernst & Co. owns 2293 of the Fund's shares.
(3) Does not include 7,545 shares jointly owned with his mother, and as to which he disclaims any beneficial interest. Also not included are 2,454 shares owned by Volumetric Advisers, Inc.
(4) Mr. Seidenberg is also the Trustee o Davos Chemical Retirement Trust, which owns 22,910 shares of the Fund' s Common Stock. He is also the Trustee of Trendowicz Children's Trust which own 1,835 shares of the Fund.



                        2. INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Feuer & Orlando, CPA'S, L.L.P., 220 Fifth Avenue, New York, NY 10001 has been appointed by the Board of Directors to be the independent accountants for the preparation of the Fund's audited financial statements for the Fund for calendar year 1996, subject to ratification by the Shareholders. Feuer & Orlando and its predecessor firm of Edward S. Feuer, PC, has served as the Fund's independent accountant since October 15, 1987, and coordinated the audit of the Fund's books and records for the year ended December 31, 1995.

         It is anticipated that Mr. Feuer or Mr. Orlando will be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.


                                3. OTHER MATTERS

         The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 1995, which has been mailed to all shareholders.

         The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be born by the Investment Adviser.

         The Board of Directors knows of no other matter to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.

 THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE PROXY STATEMENT SHOWING THE COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE
 INDEX:

                           (All Dividends reinvested)


     YEAR           VOLUMETRIC          NYSE Index

     1978           $10,000             $10,000
     1979           $11,630             $11,550
     1980           $15,991             $14,456
     1981           $18,712             $13,198
     1982           $21,876             $15,046
     1983           $26,321             $17,664
     1984           $27,696             $17,894
     1985           $36,524             $22,564
     1986           $39,225             $25,723
     1987           $38,637             $25,646
     1988           $46,349             $28,954
     1989           $53,743             $33,587
     1990           $50,963             $31,068
     1991           $68,902             $38,524
     1992           $76,311             $40,334
     1993           $77,839             $43,521
     1994           $76,127             $42,128
     1995           $89,336             $55,314